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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



To the Stockholders and Directors of eSat, Inc.

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form SB-2 of our report dated August 12, 1999, revised October 22, 1999, relating to the financial statements of eSat, Inc., for the years ended December 31, 1997 and 1998.

We also consent to the reference to us under the caption "Experts" in the Prospectus



                                             Lichter & Company

                                             /s/ Lichter & Company

Los Angeles, California
January 26, 2000